Certification Pursuant to Section 1350

EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Aftersoft Group, Inc. (the "Company") on Form 10-QSB as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ian Warwick, Chief Executive Officer of Aftersoft Group, Inc., certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge :

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ian Warwick
Ian Warwick Chief Executive Officer (Principal Executive Officer) Date : February 14, 2007